UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 25, 2014

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 683-7900

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 through 7 are not applicable and therefore omitted.

ITEM 8.01    OTHER EVENTS.

As previously reported, on April 24, 2014, Qumu Corporation (the “Company”) entered into an asset purchase agreement (the “asset purchase agreement”) with Equus Holdings, Inc. and Redwood Acquisition, Inc.  On April 25, 2014, Sherman L. Black, the Company’s President and Chief Executive Officer, presented certain information regarding the asset purchase agreement and asset sale transaction at a telephone conference. Attached as Exhibit 99.1 is Mr. Black’s script for the telephone conference.

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Important Transaction Information

In connection with the proposed sale of disc publishing assets to Equus Holdings, Inc. and Redwood Acquisition, Inc., Qumu Corporation will file a proxy statement with the SEC. Shareholders and investors are advised to read the proxy statement when it becomes available because it will contain important information about the asset sale transaction and the Company. Shareholders and investors may obtain a free copy of the proxy statement (when available) and other documents filed by Qumu with the SEC at the SEC’s web site at www.sec.gov. Free copies of the proxy statement, once available, and the Company’s other filings with the SEC, may also be obtained at www.qumu.com by following the Quick Link for “Investors” and then following the link to “SEC Filings.” Free copies of Qumu’s filings may be obtained by directing a written request to Qumu Corporation, 7725 Washington Avenue, Minneapolis, Minnesota 55439, Attention: James R. Stewart or by telephone at 952-683-7900.

Participants in the Solicitation

Qumu Corporation and its directors, executive officers and other members of its management may be deemed to be soliciting proxies from the Company’s shareholders in favor of the asset sale transaction with Equus Holdings, Inc. and Redwood Acquisition, Inc. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests in the transaction of persons who may, under the rules of the SEC, be considered participants in the solicitation of Qumu’s shareholders in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC. Information about the Company’s directors and executive officers may be found in the Company’s definitive proxy statement for its 2014 Annual Meeting of Shareholders filed with the SEC on April 15, 2014. These documents are available free of charge once available at the SEC’s web site at www.sec.gov or by directing a request to the Company as described above.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Script of Sherman L. Black, President and Chief Executive Officer of Qumu Corporation, for a telephone conference held on April 25, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

By:	/s/	James R. Stewart
James R. Stewart
Chief Financial Officer

Date: April 25, 2014

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